Exhibit 10.1A

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
                                                        World Wrestling Entertainment, Inc.
                                                        ID: 04-2693383
NOTICE OF GRANT OF STOCK OPTIONS                        1241 East Main Street
AND OPTION AGREEMENT                                    Stamford, CT 06902
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Optionee:        1                                   Plan: 1999 Long-Term Incentive Plan

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You have been granted an Option to purchase a number of shares of World
Wrestling Entertainment, Inc. (the Company") Common Stock as described below, subject to the terms and conditions of the World Wrestling Entertainment, Inc. 1999 Long-Term Incentive Plan, as amended from time to time (the "Plan"), and this Option Agreement:

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Date of Grant:  June 13, 2003         Type of Option:  Non-Qualified Stock Option         Total Number of Shares Granted:

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Purchase Price Per Share:             Vesting                                             Expiration Date:  June 13, 2008
                                      -------
                                             Shares on 06/13/04
                                             Shares in equal portions over 36
                                      consecutive months beginning 07/13/04
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Options are not exercisable prior to vesting. Subject to the terms relating to Termination of Services set forth below and in
Section 6.03(e) of the Plan, the vested portion of the Option may be exercised through the close of business on the Expiration Date set forth above in accordance with Section 6.05 of the Plan. Vesting of the Option is accelerated following a Change in Control in accordance with Section 6.06 of the Plan.
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Exercise After Termination of Services (see Section 6.03(e) of the Plan):

Termination of Services for any reason: non-vested portion of the Option expires immediately;

Termination of Services due to death or Disability or following attainment of age 55 with at least 15 years of service: vested portion of the Option is exercisable until the Expiration Date of the Option;

Termination of Services by the Company without cause (as determined in the Committee's sole discretion): vested portion of the
Option is exercisable for one year after the Optionee's Termination.

Termination of Services for any reason not described above: vested portion of the Option is exercisable for a period of five business days following the Optionee's Termination.

In no event may this Option be exercised after the Expiration Date as provided above. The Option, whether vested or unvested, is further subject to cancellation and rescission under Section 10.07 of the Plan upon the occurrence of any circumstances described in that Section.

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The Plan is attached hereto and incorporated by reference into this Option Agreement in its entirety. The provisions of the Plan will prevail over any conflicting provisions of this Option Agreement. Capitalized terms not otherwise defined in this Option
Agreement have the meaning given to them in the Plan. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and the Optionee. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee.

By signing below, Optionee and the Company agree to the terms stated in this Option Agreement and the Optionee acknowledges that the
Optionee has reviewed the Plan and this Option Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands and accepts all provisions of the Option.

Optionee:                                                             World Wrestling Entertainment, Inc.

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Signature                                                             By

                                                                        Vice President, Human Resources
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Print Name                                                            Title
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